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                                                                   Exhibit 10.24

                              AMENDMENT NO. 2 TO
                                 AND WAIVER OF
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     THIS AMENDMENT NO. 2 TO AND WAIVER OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "Amendment") is entered into as of June 23, 2000 by and among
                ---------
Synapse Group, Inc., a Delaware corporation (the "Company"); General Atlantic
                                                  -------
Partners 46, L.P., a Delaware limited partnership ("GAP LP"); General Atlantic
                                                    ------
Partners 49, L.P., a Delaware limited partnership ("GAP 49"); General Atlantic
                                                    ------
Partners 60, L.P., a Delaware limited partnership ("GAP 60"); GAP Coinvestment
                                                    ------
Partners, L.P., a New York limited partnership ("GAP Coinvestment"); GAP
                                                 ----------------
Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP
                                                                 ---
Coinvestment II") (GAP LP, GAP 49, GAP 60, GAP Coinvestment and GAP Coinvestment
---------------
II are referred to collectively as the "General Atlantic Stockholders"); Michael
                                        -----------------------------
Loeb ("Loeb"); The Loeb Family Limited Partnership (the "Loeb Partnership"), Jay
       ----                                              ----------------
Walker ("Walker"); The Jay S. Walker Irrevocable Credit Trust (the "Walker
         ------                                                     ------
Trust") (Loeb, the Loeb Partnership, Walker and the Walker Trust are referred to
-----
collectively as the "Major Stockholders") (the Company, the General Atlantic
                     ------------------
Stockholders and the Major Stockholders are referred to collectively herein as the "Parties"); and Richard Braddock ("Braddock").
     -------                           --------

     WHEREAS, the Parties are parties to that Amended and Restated Stockholders Agreement, dated January 12, 2000, among each of the Parties and the other stockholders listed on Schedule 1 thereto, as amended by that Amendment No. 1 to Amended and Restated Stockholders Agreement dated as of March 20, 2000 (as amended, the "Stockholders Agreement");
              ----------------------

     WHEREAS, this Amendment is being entered into in connection with that Stock Purchase Agreement, dated May 17, 2000, between the Company and Braddock, pursuant to which the Company is selling shares of its Class B Common Stock, par value $0.001 per share (the "Purchased Shares"), to Braddock;
                             ----------------

     WHEREAS, the Parties desire to add Braddock as a party to the Stockholders Agreement and to waive certain rights arising under the Stockholders Agreement in connection with the sale of the Purchased Shares to Braddock;

     WHEREAS, pursuant to Section 9.3(b) of the Stockholders Agreement, the Parties may amend and waive the terms of the Stockholders Agreement and the Parties desire to do so as set forth herein; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the specific intent to be bound hereby, the Parties hereby agree as follows:

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1.   Amendment and Waiver of Stockholders Agreement.
     ----------------------------------------------

     1.1  Amendment.  Braddock is hereby added as a party to the Stockholders
          ---------
Agreement as an "Other Investor." Braddock shall execute and deliver to the Company an Acknowledgement and Agreement attached as Exhibit C-2 to the Stockholders Agreement.

     1.2  Waiver.  The Parties, on behalf of all of the Stockholders, hereby
          ------
waive any and all of its or their respective rights under the Stockholders Agreement with respect to the issuance by the Company to Braddock of the Purchased Shares.

2.   Effect on Stockholders Agreement.  Except as amended by this Amendment, the
     --------------------------------
Stockholders Agreement shall remain in full force and effect. After the date of this Amendment, every reference in the Stockholders Agreement to "this Agreement" shall mean the Stockholders Agreement as amended by this Amendment.

3.   Miscellaneous.
     -------------

     3.1  No Third Party Beneficiaries.  This Amendment shall not confer any
          ----------------------------
rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

     3.2  Succession and Assignment.  This Amendment shall be binding upon and
          -------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Amendment or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

     3.3  Counterparts and Facsimile Signature. This Amendment may be executed
          ------------------------------------
in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     3.4  Headings. The section headings contained in this Amendment are
          --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

     3.5  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

     3.6  Construction.
          ------------

          (a) The language used in this Amendment shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

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          (b)  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.


                 [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Waiver on the date first written above.

                    SYNAPSE GROUP, INC.

                    By: /s/ Michael R. Loeb
                        ----------------------------------
                        Name:  Michael Loeb
                        Title: President

                    GENERAL ATLANTIC PARTNERS 46, L.P.

                    By: GENERAL ATLANTIC PARTNERS, LLC,
                        its General Partner

                        By: /s/ Steven A. Denning
                            ------------------------------
                            Name:  Steven A. Denning
                            Title: A Managing Member

                    GENERAL ATLANTIC PARTNERS 49, L.P.

                    By: GENERAL ATLANTIC PARTNERS, LLC,
                        its General Partner

                        By: /s/ Steven A. Denning
                            ------------------------------
                            Name:  Steven A. Denning
                            Title: A Managing Member

                    GENERAL ATLANTIC PARTNERS 60, L.P.

                    By: GENERAL ATLANTIC PARTNERS, LLC,
                        its General Partner

                        By: /s/ Steven A. Denning
                            ------------------------------
                            Name:  Steven A. Denning
                            Title: A Managing Member

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                    GAP COINVESTMENT PARTNERS, L.P.

                    By: /s/ Steven A. Denning
                        ----------------------------------
                        Name:  Steven A. Denning
                        Title: A General Partner

                    GAP COINVESTMENT PARTNERS II, L.P.

                    By: /s/ Steven A. Denning
                        ----------------------------------
                        Name:  Steven A. Denning
                        Title: A General Partner

                    /s/ Michael R. Loeb
                    --------------------------------------
                    MICHAEL LOEB

                    THE LOEB FAMILY LIMITED PARTNERSHIP

                    By: /s/Michael R. Loeb
                        ----------------------------------
                        Michael Loeb, General Partner


                    /s/ Jay Walker
                    --------------------------------------
                    JAY WALKER

                    THE JAY S. WALKER IRREVOCABLE CREDIT TRUST

                    By: /s/ Harry E. Peden III
                        -----------------------------------
                            Harry E. Peden III, Trustee


                    By: /s/ Eileen Walker
                        -----------------------------------
                        Eileen Walker, Trustee


                    /s/ Richard Braddock
                    ---------------------------------------
                    RICHARD BRADDOCK

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